                               AMENDMENT NO. 2 TO

                      MANAGEMENT AGREEMENT (ADVISOR CLASS)

         THIS AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT (ADVISOR CLASS) is made as of the 1st day of August, 2001, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American
Century Investment Management, Inc., a Delaware corporation (the "Investment
Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies and the Investment Manager are parties to a certain Management Agreement (Advisor Class) dated August 1, 1997, as amended
("Agreement"); and

         WHEREAS, American Century Investment Trust has added 2 new series,
Diversified Bond Fund and High-Yield Fund; and

         WHEREAS, some of the funds have changed their names; and

         WHEREAS, the parties desire to amend the Agreement to add the new series and reflect the name changes.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

         1.       Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

         2.       After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment
                  No. 2.

         3.       In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

         4.       Except as expressly supplemented, amended or consented to
                  hereby, all of the representations, warranties, terms,
                  covenants and conditions of the Agreement shall remain
                  unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST

                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:  Senior Vice President of each

                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each

                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.

                                    By:  ______________________________
                                    Name:  William M. Lyons
                                    Title:    Executive Vice President

                                    Attest:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title:   Assistant Secretary

                                    Exhibit A

         Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                     Date
---------------------------------------                                     ----

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                          August 1, 1997
         Government Agency Money Market Fund                           August 1, 1997
         Treasury Fund (formerly Intermediate-Term Treasury Fund)      August 1, 1997
         Long-Term Treasury Fund                                       August 1, 1997
         Short-Term Government Fund                                    August 1, 1997
         Short-Term Treasury Fund                                      August 1, 1997

American Century International Bond Funds
         International Bond Fund                                       August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                       June 1, 1998
         Diversified Bond Fund                                         August 1, 2001
         High-Yield Fund                                               August 1, 2001

American Century Quantitative Equity Funds
         Equity Growth Fund                                            August 1, 1997
         Global Gold Fund                                              August 1, 1997
         Global Natural Resources Fund                                 August 1, 1997
         Income & Growth Fund                                      August 1, 1997
         Small Cap Quantitative Fund                                   July 1, 1998
         Utilities Fund                                                August 1, 1997

American Century Target Maturities Trust
         Target 2000 Fund                                              August 1, 1997
         Target 2005 Fund                                              August 1, 1997
         Target 2010 Fund                                              August 1, 1997
         Target 2015 Fund                                              August 1, 1997
         Target 2020 Fund                                              August 1, 1997
         Target 2025 Fund                                              August 1, 1997
         Target 2030 Fund                                              September 16, 2000

Dated:  August 1, 2001

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series
-------------------                 ------

Money Market Funds                  Government Agency Money Market Fund
                                    Prime Money Market Fund

Bond Funds                          Ginnie Mae Fund (formerly GNMA Fund)
                                    Treasury Fund (formerly Intermediate-Term Treasury Fund)
                                    International Bond Fund
                                    Long-Term Treasury Fund
                                    Short-Term Government Fund
                                    Short-Term Treasury Fund
                                    Target 2000 Fund
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Diversified Bond Fund
                                    High-Yield Fund

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund

Dated:  August 1, 2001

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                       Government Agency Money Market Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2500%
                   Next $1 billion                    0.2070%
                   Next $3 billion                    0.1660%
                   Next $5 billion                    0.1490%
                   Next $15 billion                   0.1380%
                   Next $25 billion                   0.1375%
                   Thereafter                         0.1370%

                                Schedule 2 Funds:
                                      None

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.2700%
                   Next $1 billion                    0.2270%
                   Next $3 billion                    0.1860%
                   Next $5 billion                    0.1690%
                   Next $15 billion                   0.1580%
                   Next $25 billion                   0.1575%
                   Thereafter                         0.1570%

                                Schedule 3 Funds:
                             Prime Money Market Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3700%
                   Next $1 billion                    0.3270%
                   Next $3 billion                    0.2860%
                   Next $5 billion                    0.2690%
                   Next $15 billion                   0.2580%
                   Next $25 billion                   0.2575%
                   Thereafter                         0.2570%

                                Schedule 4 Funds:
                                      none

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2300%
                  Next $1 billion                    0.1870%
                  Next $3 billion                    0.1460%
                  Next $5 billion                    0.1290%
                  Next $15 billion                   0.1180%
                  Next $25 billion                   0.1175%
                  Thereafter                         0.1170%

                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                            Short-Term Treasury Fund
            Treasury Fund (formerly Intermediate-Term Treasury Fund)
                             Long-Term Treasury Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2800%
                  Next $1 billion                    0.2280%
                  Next $3 billion                    0.1980%
                  Next $5 billion                    0.1780%
                  Next $15 billion                   0.1650%
                  Next $25 billion                   0.1630%
                  Thereafter                         0.1625%

                                Schedule 2 Funds:
                                      None

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.3100%
                  Next $1 billion                    0.2580%
                  Next $3 billion                    0.2280%
                  Next $5 billion                    0.2080%
                  Next $15 billion                   0.1950%
                  Next $25 billion                   0.1930%
                  Thereafter                         0.1925%

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund
                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.3600%
                   Next $1 billion                    0.3080%
                   Next $3 billion                    0.2780%
                   Next $5 billion                    0.2580%
                   Next $15 billion                   0.2450%
                   Next $25 billion                   0.2430%
                   Thereafter                         0.2425%

                                Schedule 4 Funds:
                             International Bond Fund
                              Diversified Bond Fund

                   Category Assets                    Fee Rate
                   ---------------                    --------
                   First $1 billion                   0.6100%
                   Next $1 billion                    0.5580%
                   Next $3 billion                    0.5280%
                   Next $5 billion                    0.5080%
                   Next $15 billion                   0.4950%
                   Next $25 billion                   0.4930%
                   Thereafter                         0.4925%

                 Category Fee Schedules: Bond Funds (continued)

                                Schedule 5 Funds:
                                      None

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.4100%
                  Next $1 billion                    0.3580%
                  Next $3 billion                    0.3280%
                  Next $5 billion                    0.3080%
                  Next $15 billion                   0.2950%
                  Next $25 billion                   0.2930%
                  Thereafter                         0.2925%

                                Schedule 6 Funds:
                                 High-Yield Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.6600%
                  Next $1 billion                    0.6080%
                  Next $3 billion                    0.5780%
                  Next $5 billion                    0.5580%
                  Next $15 billion                   0.5450%
                  Next $25 billion                   0.5430%
                  Thereafter                         0.5425%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                                Global Gold Fund
                          Global Natural Resources Fund
                            Income & Growth Fund
                                 Utilities Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.5200%
                  Next $5 billion                    0.4600%
                  Next $15 billion                   0.4160%
                  Next $25 billion                   0.3690%
                  Next $50 billion                   0.3420%
                  Next $150 billion                  0.3390%
                  Thereafter                        0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.7200%
                  Next $5 billion                    0.6600%
                  Next $15 billion                   0.6160%
                  Next $25 billion                   0.5690%
                  Next $50 billion                   0.5420%
                  Next $150 billion                  0.5390%
                  Thereafter                         0.5380%

Dated:  August 1, 2001

                                    Exhibit D

                              Complex Fee Schedule

                  Complex Assets                     Fee Rate
                  --------------                     --------
                  First $2.5 billion                 0.0600%
                  Next $7.5 billion                  0.0500%
                  Next $15.0 billion                 0.0485%
                  Next $25.0 billion                 0.0470%
                  Next $50.0 billion                 0.0460%
                  Next $100.0 billion                0.0450%
                  Next $100.0 billion                0.0440%
                  Next $200.0 billion                0.0430%
                  Next $250.0 billion                0.0420%
                  Next $500.0 billion                0.0410%
                  Thereafter                         0.0400%

Dated:  August 1, 2001